                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                           -----------------------

                                  FORM 8-K

                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 1996


                     FORD CREDIT AUTO LEASE TRUST 1996-1
                       (RCL Trust 1996-1 - Originator)
          --------------------------------------------------------
             (Exact name of Registrant as specified in charter)



Delaware                            333-11167               Applied for
--------                            ---------               -----------
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                     File Number)            Identification
incorporation)                                              Number)


c/o First Union Bank of Delaware
One Rodney Square, 920 King Street
Wilmington, Delaware                                        19801
-----------------------------------                         -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  302-888-7530

Item 5.  Other Events

          RCL Trust 1996-1 (the "Registrant" or "RCL Trust"), as originator of Ford Credit Auto Lease Trust 1996-1 (the "Issuer"), Ford Motor Credit Company ("Ford Credit") and Ford Credit Leasing Company, Inc. ("Ford Credit Leasing"), as originators of the Registrant, have registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), $150,000,000 initial principal balance of the Issuer's 5.45125% Class A-1 Asset Backed Senior Notes and $660,843,000 initial principal balance of the Issuer's 5.80% Class A-2 Asset Backed Senior Notes (collectively, the "Senior Notes") pursuant to Registration Statement No. 333-11167 (the "Registration Statement"). In addition to the Senior Notes, pursuant to the Registration Statement Ford Credit and Ford Credit Leasing, as depositors to Ford Credit Titling Trust ("FCTT"), have registered with the Commission under the Securities Act certain certificates of FCTT representing a beneficial interest in certain designated leases and the related leased vehicles (the "Series 1996-1 Certificates"). FCTT was formed pursuant to an Amended and Restated Trust Agreement, dated as of January 31, 1994 (the "FCTT Agreement"), among Ford Credit, Ford Credit Leasing and Comerica Bank.

          On November 26, 1996, RCL Trust and PNC Bank, Delaware, as trustee on behalf of the Issuer (the "Lease Trustee"), entered into a Transfer Agreement, dated as of November 26, 1996 (the "Transfer Agreement"), conveying from RCL Trust to the Issuer all of its right, title and interest in the Series 1996-1 Certificates. In the Transfer Agreement, RCL Trust also assigned to the Issuer all its right, title and interest in and to the Asset Contribution Agreement, dated as of November 26, 1996 (the "Asset Contribution Agreement"), among Ford Credit, Ford Credit Leasing and RCL Trust, pursuant to which Ford Credit and Ford Credit Leasing had previously contributed to RCL Trust the Series 1996-1 Certificates and their respective rights and obligations as beneficiaries of FCTT under the Administrative Agency Agreement, dated as of January 31, 1994 (the "Administrative Agency Agreement") and the Series 1996-1 Supplement thereto, dated as of November 26, 1996 (the "Series 1996-1 Supplement"), each among Ford Credit, Ford Credit Leasing and Comerica Bank.

          On November 26, 1996, the Lease Trustee on behalf of the Issuer and The Chase Manhattan Bank, as trustee (the "Indenture Trustee"), entered into an Indenture, dated as of November 26, 1996 (the "Indenture") pursuant to which the Issuer issued the Senior Notes and pledged and assigned to the Indenture Trustee certain collateral (the "Collateral"), including the Series 1996-1 Certificates, to secure the payment of the Senior Notes. Concurrently with the issuance of the Senior Notes, pursuant to the Lease Trust Agreement dated as of November 26, 1996 (the "Lease Trust Agreement") between RCL Trust as depositor and the Lease Trustee, the Issuer issued (i) $106,690,331.13 initial principal balance of 6.00% Asset Backed Subordinated Notes, the entire initial principal balance of which were retained by RCL Trust, and (ii) $30,821,533.09 initial principal balance of 6.10% Asset Backed Lease Trust Certificates, $30,510,000.00 initial principal balance of which were sold to investors in a private placement exempt from the registration requirements under the Securities Act and $311,533.09 initial principal balance of which were retained by RCL Trust. Subject to the prior pledge and assignment of the Series 1996-1 Certificates to the Indenture Trustee, the Issuer then leased the Series 1996-1 Certificates to RCL Trust pursuant to the Agreement, dated as of November 26, 1996 (the "Program Operating Lease"), between RCL Trust and the Issuer.

          Detailed information on the Series 1996-1 Certificates and the underlying leases and leased vehicles is set forth in the Series 1996-1 Supplement and the Asset Contribution Agreement filed herewith as exhibits.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


                                                  EXHIBITS
                                                                                            Method of
 Designation                                     Description                                  Filing
 -----------                                     -----------                                ---------
 Exhibit 4.1             Trust Agreement of the Issuer dated as of November 26,       Filed with this
                         1996, between RCL Trust and the Lease Trustee.               Report.

 Exhibit 4.2             Trust Indenture dated as of November 26, 1996, between the   Filed with this
                         Issuer and the Indenture Trustee.                            Report.

 Exhibit 4.3             Form of Class A-1 Asset Backed Senior Note (included as      Filed with this
                         part of Exhibit 4.2).                                        Report.

 Exhibit 4.4             Form of Class A-2 Asset Backed Senior Note (included as      Filed with this
                         part of Exhibit 4.2).                                        Report.


 Exhibit 4.5             Series 1996-1 Supplement dated as of November 26, 1996, to   Filed with this
                         Administrative Agency Agreement, among Comerica Bank, Ford   Report.
                         Credit and Ford Credit Leasing.


 Exhibit 4.6             Amended and Restated Trust Agreement of RCL Trust dated as   Filed with
                         of November 19, 1996, among Ford Credit, Ford Credit         this Report.
                         Leasing and First Union Bank of Delaware, as RCL Trustee.

                                                                                            Method of
 Designation                                     Description                                  Filing
 -----------                                     -----------                                ---------
 Exhibit 4.7             Asset Contribution Agreement dated as of November 26,        Filed with this
                         1996, among Ford Credit, Ford Credit Leasing and RCL         Report.
                         Trust.

 Exhibit 4.8             Transfer Agreement dated as of November 26, 1996, between    Filed with this
                         RCL Trust and the Issuer.                                    Report.

 Exhibit 4.9             Program Operating Lease dated as of November 26, 1996,       Filed with this
                         between RCL Trust and the Issuer.                            Report.

 Exhibit 4.10            Lease Trust Paying Agent Agreement dated as of November      Filed with this
                         26, 1996, between the Issuer and The Chase Manhattan Bank,   Report.
                         as Lease Trust Paying Agent

 Exhibit 4.11            Appendix A - Definitions.                                    Filed with this
                                                                                      Report

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.



Date:  December 5, 1996                      RCL TRUST 1996-1


                                             By:  FORD MOTOR CREDIT
                                                  COMPANY,

                                                  Depositor and Beneficiary
                                                  of the Registrant


                                                  By /s/ Hurley D. Smith
                                                  ----------------------------
                                                  (Hurley D. Smith,
                                                  Secretary of Ford Motor
                                                  Credit Company)


                                             By:  FORD CREDIT LEASING
                                                  COMPANY, INC.,
                                                  Depositor and Beneficiary
                                                  of the Registrant


                                                  By /s/ R.P. Conrad
                                                     -------------------------
                                                  (R.P. Conrad, Secretary of
                                                  Ford Credit Leasing Company,
                                                  Inc.)